Securities Act Registration No. 333-262101

Investment Company Act Registration No. 811-23774

As filed with the Securities and Exchange Commission on April 22, 2022

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☒	Pre-Effective Amendment No. 2
☐	Post-Effective Amendment No. __

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

☒	Amendment No. 2

(Check appropriate box or boxes.)

Cantor Select Portfolios Trust

(Exact Name of Registrant as Specified in Charter)

110 E. 59th Street, New York, NY 10022

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: 212.915.1722

Corporation Services Company

251 Little Falls Drive

Wilmington, Delaware 19808

New Castle County

(Name and Address of Agent for Service)

With copy to:

Terrence O. Davis Greenberg Traurig, LLP 3333 Piedmont Road, NE Suite 2500 Atlanta, GA 30305	Tanya L. Boyle Greenberg Traurig, LLP 2200 Ross Avenue Suite 5200 Dallas, TX 75201

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

() Immediately upon filing pursuant to paragraph (b)

() On (date) pursuant to paragraph (b)

() 60 days after filing pursuant to paragraph (a)(1)

() On (date) pursuant to paragraph (a)(1)

() 75 days after filing pursuant to paragraph (a)(2)

() On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

() This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS | [_ ], 2022

Cantor Growth Equity Fund
A series of the Cantor Select Portfolios Trust

Class A FICGX

Institutional Class FICHX

Class R6 FICIX

This prospectus contains information about the Cantor Growth Equity Fund that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference.

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Page

Summary	3
Additional Information about the Fund’s Investment Objective, Principal Investment Strategies, and Risks	9
Investment Objective	9
Principal Investment Strategies	10
Principal Risks of Investing in the Fund	11
Temporary Defensive Positions	12
Disclosure of Portfolio Holdings	12
Management of the Fund	13
Distributor	14
Investing in the Fund	15
How to Reduce Your Sales Charge	19
Purchase and Redemption Price	21
Buying or Selling Shares Through a Financial Intermediary	23
Purchasing Shares	23
Redeeming Shares	26
Frequent Purchases and Redemptions	28
Shareholder Statements and Reports	30
Other Important Investment Information	30
Dividends, Distributions, and Taxes	30
Financial Highlights	31
Additional Information	Back Cover
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SUMMARY

INVESTMENT OBJECTIVE

The Cantor Growth Equity Fund (the “Fund”) seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Reduce Your Sales Charge on page 19 and in the sections of the Fund’s Statement of Additional Information entitled Purchasing Shares on page 23.

Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional Class	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional Class	Class R6
Management Fees	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	0.25%	none	none
Other Expenses[1]	0.15%	0.15%	0.07%
Total Annual Fund Operating Expenses	1.04%	0.79%	0.71%

1. Other Expenses are restated to reflect current contractual fees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment

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has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$675	$887	$1,116	$1,773
Institutional Class	$81	$252	$439	$978
Class R6	$73	$227	$395	$883

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2021, the Predecessor Fund’s (defined in “Performance Information” below) portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Fund’s sub-advisor, Smith Group Asset Management, LLC (the “Sub-Advisor”), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

The Sub-Advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations.

Beginning with a universe of the largest approximately 1,000 U.S. based companies by market capitalization, which include large, mid, and small capitalization companies, the Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, valuation, financials, and earnings quality factors to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth, which the Sub-Advisor believes will allow for a company to experience an extended period of improving earnings growth. In assessing the sustainability of a company’s growth, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. Through this analysis, the Sub-Advisor is seeking to invest in companies with improving returns that, over time, will be converted to higher growth rates. The Fund will generally invest primarily in US companies.

Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80 - 100 eligible companies that the Sub-Advisor

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believes have a high probability of earnings growth that exceeds investor expectations. The analysis includes an evaluation of changes in earnings expectations for the company and evaluation of earnings quality. The Sub-Advisor then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Generally, the Fund will be subject to the following principal risks:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk —Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Sector risk — The risk that the value of securities in a particular sector (such as information technology) will decline because of changing expectations for the performance of that sector.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

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Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value of the Fund’s investments may be negatively affected by such events. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE INFORMATION

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Class A performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds (the “First Predecessor Fund”) in a tax-free reorganization on October 4, 2019. The Fund acquired all of the assets

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and liabilities of the Delaware Growth Equity Fund, a series of Delaware Group Equity Funds IV, (the “Second Predecessor Fund”), together with the First Predecessor Fund, the “Predecessor Funds”) in a tax-free reorganization on [___], 2022 (the “Reorganization”). In connection with First Predecessor Fund acquisition, shares of the First Predecessor Fund’s Class A shares, Advisor Class shares, and Institutional Class shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares, respectively, of the Second Predecessor Fund. In connection with Second Predecessor Fund acquisition, shares of the Second Predecessor Fund’s Class A shares, Institutional Class shares, and Class R6 shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares of the Fund. The Predecessor Funds had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Funds shares.

Performance information for periods prior to [___], 2022 does not reflect the Fund’s current Advisor. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at cantorassetmanagement.com/growthequityfund.

You may obtain the Fund’s most recently available month-end performance by calling 1-833-764-2266 or by visiting the Fund’s website at cantorassetmanagement.com/growthequityfund.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.42% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.52% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

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	1 year	5 years	10 years or lifetime
Class A return before taxes	30.84%	21.47%	16.96%
Class A return after taxes on distributions	21.66%	17.85%	14.56%
Class A return after taxes on distributions and sale of Fund shares	24.06%	16.83%	13.76%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/21)	39.04%	23.28%	18.11%
Class R6 return before taxes (lifetime: 4/1/13–12/31/21)	39.25%	23.36%	18.22%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

MANAGEMENT OF THE FUND’S PORTFOLIO

The Fund’s investment adviser is Cantor Fitzgerald Investment Advisors, L.P. The Fund’s sub-adviser is Smith Group Asset Management, LLC. The Fund’s portfolio is managed on a day-to-day basis by the individuals listed below.

Portfolio managers	Title with Sub-Advisor	Start date on the Fund
Stephen S. Smith, CFA	Chief Executive Officer and Chair of Investment Committee	Since Inception
John D. Brim, CFA	Chief Investment Officer	Since Inception
Eivind Olsen, CFA	Portfolio Manager	Since Inception
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PURCHASE AND SALE OF FUND SHARES

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial or subsequent purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Cantor Growth Equity Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. Please call the Fund at 1-833-764-2266 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

TAX INFORMATION

Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through a tax deferred arrangement will generally be taxed upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the

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Board. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in equity securities takes place. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Under the general supervision of the Advisor, the Fund invests in a portfolio of approximately 35-45 common stocks that the Sub-Advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.

When selecting investments for the Fund, the Sub-Advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The security selection process consists of three steps. Beginning with a universe of the largest approximately 1,000 U.S. based companies by market capitalization, which include large, mid, and small capitalization companies, the Sub-Advisor’s investment team uses screens primarily based on earnings growth potential, valuation, financials, and earnings quality factors to narrow the candidate universe. The Sub-Advisor’s earnings quality screen is intended to assess the sustainability of a company’s growth, which the Sub-Advisor believes will allow for a company to experience an extended period of improving earnings growth. In assessing the sustainability of a company’s growth, the Sub-Advisor includes an analysis of the company’s financial condition including the relationship of operating cash flow to reported net income; balance sheet accruals, which includes an assessment of the individual components of working capital in addition to select operating asset/liability accounts; asset utilization; and returns on capital. Through this analysis, the Sub-Advisor is seeking to invest in companies with improving returns that, over time, will be converted to higher growth rates.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise. The process incorporates the following considerations: changes in earnings expectations and financial and earnings quality analysis.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct a portfolio of approximately 35-45 common stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers

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to be the next best stock that has been identified by the Sub-Advisor’s screening process. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value of the Fund’s investments may be negatively affected by such events. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

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Cybersecurity Risk. As part of its business, the Sub-Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Sub-Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Growth stock risk —Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Sector risk — The risk that the value of securities in a particular sector (such as information technology) will decline because of changing expectations for the performance of that sector.

TEMPORARY DEFENSIVE POSITIONS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes temporary defensive positions, the Fund may not be able to achieve their investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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MANAGEMENT OF THE FUND

Investment Advisor. The Fund’s investment advisor is Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022. The Advisor was established and became registered in 2010 as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. The Advisor serves as an investment adviser to individuals, pension plans, charitable organizations, and registered funds. Pursuant to the investment advisory agreement with the Trust, the Advisor manages the investment portfolio and business affairs of the Fund and oversees the Sub-Advisor.

Adviser Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund’s average daily net assets at the annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion. For the fiscal year ended September 30, 2021, the Predecessor Fund paid its prior investment advisor 0.64% of the Predecessor Fund’s net assets after waivers.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of the Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or Sub-Advisor) but inclusive of organizational costs and offering costs) but inclusive of to not more than 1.17%, 0.86%, and 0.79% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Fund, respectively. This contractual arrangement is in effect through two years from the date of the Reorganization, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) at any time. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Sub-Advisor. The Fund’s sub-advisor is Smith Group Asset Management, LLC, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. The Sub-Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, as amended. Pursuant to the sub-advisory agreement with the Advisor, the Sub-Advisor provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. The Sub-Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees.

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Sub-Adviser Compensation. As full compensation for the investment advisory services provided to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.20%. For the fiscal year ended September 30, 2021, the investment advisor to the Predecessor Fund paid the Sub-Advisor 0.20% of the Predecessor Fund’s net assets.

Disclosure Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement. A discussion regarding the Board’s basis for the approval of the investment advisory agreement and sub-advisory agreement for the Fund will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers. The Fund’s portfolio managers are Stephen S. Smith, CFA, John D. Brim, CFA, and Eivind Olsen, CFA.

Stephen S. Smith, CFA Chief Executive Officer, Chair of Investment Committee. Stephen S. Smith founded Smith Asset Management Group in 1995 and serves as the company's chief executive officer and chair of investment committee. Previously, he held a number of senior investment positions at Bank of America until he departed in 1995 to found Smith Group. He joined Wachovia Bank as a computer systems analyst in the mid-1970s and transitioned to the bank's investment management division in order to help design and implement a portfolio management system. Smith left Wachovia and joined what is now known as Bank of America in 1983. He began his career in the late 1960s as an engineer with the National Aeronautics and Space Administration (NASA) in the lunar landing program. Smith has an engineering degree and an MBA, both from the University of Alabama. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

John D. Brim, CFA Chief Investment Officer. John D. Brim joined Smith Asset Management Group in March 1998 and is chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor's degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Eivind Olsen, CFA Portfolio Manager. Eivind Olsen joined Smith Asset Management Group in May 2008 and is a member of the portfolio management team. Prior to joining Smith Group, he was a portfolio manager with Brazos Capital Management/John McStay Investment Counsel from 1998 to 2008. From 1994 to 1996, he did equity research as an associate analyst with Rauscher Pierce Refsnes. He earned a bachelor's degree in accounting and finance from Texas Christian University and an MBA in finance from the University of Texas. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

The Fund’s Statement of Additional Information provides additional information regarding each portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

DISTRIBUTOR

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Ultimus Fund Distributors, LLC (“Distributor”), is the principal underwriter and distributor of the Fund’s shares on a best efforts basis, subject to various conditions, and serves as the Fund’s exclusive agent for the distribution of the Fund shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or others.

The Fund has adopted a plan of distribution (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. Pursuant to the Distribution Plan, the Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as marketing and other activities reasonably intended to result in sales of Class A shares of the Fund, and/or (ii) pay compensation for providing account maintenance services to the Class A shares of the Fund, including arranging for certain dealers or brokers, administrators, and others to provide them services.

The Distribution Plan provides that the Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to its Class A Shares. These payments are commonly referred to as “12b-1 fees.” Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

INVESTING IN THE FUND

Choosing a Share Class. Through this prospectus, the Fund offers three different classes of shares. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. Each class represents interests in the same portfolio of investments and has the same rights, but each class differs with respect to sales loads, minimum investments, and ongoing expenses, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A Shares

•	A 5.75% front-end sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.25%.
•	No contingent deferred sales charge on shares redeemed.
•	Generally, $1,000 minimum for initial investment and $100 minimum for subsequent investments. For IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans, $250 minimum for initial investment and $25 minimum for subsequent investments. For Coverdell Education Savings Accounts, $500 minimum for initial investment and $25 minimum for subsequent investments.
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•	If you invest $50,000 or more your front-end sales charge will be reduced.
•	You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.
•	Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class.

Institutional Class Shares

•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	No minimum initial investment (except for shares purchased through an automatic investment plan).
•	Institutional Class shares are available for purchase only by the following:
o	retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;
o	tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;
o	a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;
o	registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);
o	programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or
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the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or

o	through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or
o	private investment vehicles, including, but not limited to, foundations and endowments.
•	A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6 Shares

•	No front-end sales charge.
•	No distribution or service plan (Rule 12b-1) fees.
•	No contingent deferred sales charge on shares redeemed.
•	No minimum initial investment (except for shares purchased through an automatic investment plan).
•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.
•	Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.
•	Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.
•	In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make
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a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•	Class R6 shares may not be available through certain financial intermediaries.

When you purchase shares of a Fund, you must choose a share class.

Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the Funds’ website since the Funds’ website contains limited information. Further information is available free of charge by calling the Fund at 1-833-764-2266.

CLASS A SHARES

Sales Charges. The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

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Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund’s transfer agent to support the various ways. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Fund holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund’s transfer agent and also hold shares of the Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

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Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in the Fund over a 13-month period to qualify for reduced front-end sales charges.

Upon your request, you can combine your holdings or purchases of Class A shares of the Fund with the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Reinvestment of redeemed shares

Up to 12 months after you redeem Class A shares, you can reinvest the proceeds without paying a sales charge.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Buying Class A shares at net asset value

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

•	Shares purchased under the Fund’s dividend reinvestment plan and the 12-month reinvestment privilege.
•	Purchases by: (i) current and former officers, Trustees, and employees of the Trust, the Advisor, any of the Advisor's current affiliates and those that may in the future be created; (ii) current employees of legal counsel to Fund; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.
•	Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Fund.
•	Purchases by certain officers, trustees, and key employees of institutional clients of the Advisor or any of its affiliates.
•	Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered
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into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•	Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.
•	Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.
•	Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.
•	Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.
•	Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

 PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund or its designated agent in good form. An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The Fund’s NAV per share of the Fund is calculated by dividing the value of the Fund’s total assets less liabilities (including Fund expenses, which are accrued daily) by the total number of outstanding shares. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares. The NAV per share of the Fund is determined at the close of regular trading on the New York Stock Exchange

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(“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section titled “Net Asset Value” in the SAI for more detail.

The pricing and valuation of portfolio securities is determined in good faith by a valuation committee in accordance with the Fund’s policies and procedures established by, and under the direction of, the Board. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Instruments with maturities in excess of 60 days are valued at prices provided by a third-party pricing source. The Fund normally uses third-party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s’ normal pricing procedures are valued at fair value in good faith by either an ad hoc valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation.

Pursuant to the policies adopted by the Board, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Board (or the Fund’s valuation committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV calculations are based upon the NAV reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.

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BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY

Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE closes will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Purchasing Shares

You may purchase shares of the Fund on any day on which the NYSE is open for trading. Purchases can be made from the Fund by mail, facsimile, telephone, or bank wire. The Fund has also authorized one or more brokers to receive purchase and redemption orders on its behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Fund. Such orders will be deemed to have been received by the Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form. The orders will be priced at the NAV next computed after the orders are received by the Fund, authorized broker, or broker-authorized designee. Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Fund reserves the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.

Regular Mail Orders. Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Fund. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund and its administrator and transfer agent. The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete the Fund Shares Application and mail it, along with a check made payable to the Fund, to:

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Cantor Growth Equity Fund
c/o Ultimus Fund Solutions, LLC
Via Regular Mail:

P.O. Box 541150

Omaha, Nebraska 68154

Or

Via Overnight Mail:

4221 North 203rd Street,

Suite 100,

Elkhorn, Nebraska 68022-3474

The application must contain your social security number or taxpayer identification number. If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number. Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before adding funds by bank wire, please call the Fund at 1-833-764-2266 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($25 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Share Certificates. The Fund does not issue share certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept

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and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information that enables the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund could not verify the investor’s identity, the Fund will value the account in accordance with the next NAV calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

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Redeeming Shares

You can redeem shares of the Fund on any day on which the NYSE is open for trading. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Fund typically expects that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Fund may delay forwarding a redemption check for recently purchased shares while the Fund determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund expects to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities or in kind. These redemption payment methods will be used in regular and stressed market conditions. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. The Fund may also suspend redemptions, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Fund’s disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Cantor Growth Equity Fund

c/o Ultimus Fund Solutions, LLC
Via Regular Mail:

P.O. Box 541150

Omaha, Nebraska 68154

Or

Via Overnight Mail:

4221 North 203rd Street,

Suite 100,

Elkhorn, Nebraska 68022-3474

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the share class, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.
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Telephone and Bank Wire Redemptions. Unless you decline the telephonic transaction privileges on your account application, you may redeem shares of the Fund by telephone. You may also redeem shares by bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The confirmation instructions must include the following:

(1)	Name of Fund and share class;
(2)	Shareholder name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder signature as it appears on the application on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($1,000 minimum) or ACH ($25 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund. See “Signature Guarantees” below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-833-764-2266. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns Fund shares of a particular class valued at $5,000 or more at the NAV may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $25). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Funds for an application form.

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Minimum Account Size. For Class A shares, the Trustees reserve the right to redeem involuntarily any account having a value of less than $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, due to redemptions, or transfers, and not due to market action, upon 30-days’ prior written notice to the shareholder. For Institutional Class and Class R6 shares of the Fund, if the shareholder redeems shares and the shareholder’s account balance falls below $500, the shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least $1,000 or $500, as applicable, during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration or redemption request.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term

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shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund. The Fund does not accommodate Frequent Trading. Under the adopted policy, the Fund’s transfer agent provides a daily record of shareholder trades to the Advisor. The Fund’s transfer agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading. The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the respective Fund by the Fund’s refusal of further purchase orders from such investor. The Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days having a redemption amount within 10% of the purchase amount and greater than $10,000 on two or more occasions during a 60-calendar day period, if these amounts exceed 1% of the Fund’s net asset value. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund for at least 30 calendar days after the redemption transaction.

The Advisor may waive this policy when it determines that shareholder action is not detrimental to the Fund or reflects a genuine financial need of the shareholder. Otherwise, the Advisor intends to apply this policy uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase and redeem Fund shares without the identity of the particular shareholders being immediately known to the Fund. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase and redeem Fund shares without the identity of the underlying shareholder being immediately known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts is limited, and there is no guarantee that the Fund can identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error). The investor

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shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Advisor may choose to allow further purchase orders from such investor account.

Shareholder statements and reports

To keep you informed about your investments, the Fund will send you various account statements and reports, including:

•	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.
•	Quarter-end and year-end shareholder account statements.
•	Reports for the Fund, which includes portfolio manager commentary, performance,
•	Shareholder tax forms.

With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-833-764-2266 or visit cantorassetmanagement.com/growthequityfund to sign up for eDelivery.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s Statement of Additional Information. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.

Distributions from the Fund’s net investments income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by the Fund that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend

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income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations.

Dividends received by the Fund from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.

The Fund will distribute most of its income and realized gains to shareholders every year. Income dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made annually. Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.

As with all mutual funds, the Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to back-up withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service. The Fund is required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of the Fund for the past five years. The Fund is a continuation of its Predecessor Funds and, therefore, the financial information includes results of the Predecessor Funds. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the period October 4, 2019 through September 30, 2021 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The report of PricewaterhouseCoopers LLP, along with the Predecessor

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Fund’s financial statements, is included in the Predecessor Fund’s annual report to shareholders. The annual report is incorporated by reference into the Statement of Additional Information, both of which are available, free of charge, upon request, from the Fund.

Cantor Growth Equity Fund (fka Delaware Growth Equity Fund)

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$13.67	$12.09	$13.61	$12.04	$11.24
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	(0.03)	0.02	(0.01)	—
Net realized and unrealized gain (loss)	5.37	2.93	(0.92)	2.66	2.38
Total from investment operations	5.33	2.90	(0.90)	2.65	2.38
Less dividends and distributions from:
Net investment income	—	(0.02)	—	(0.01)	(0.03)
Net realized gain	(1.37)	(1.30)	(0.62)	(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.32)	(0.62)	(1.08)	(1.58)
Net asset value, end of period	$17.63	$13.67	$12.09	$13.61	$12.04
Total return[3]	41.67%	25.53%	(6.01%) [4]	23.22%	24.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$518,096	$472,795	$507,351	$570,309	$444,933
Ratio of expenses to average net assets[5]	1.09%	1.14%	1.19%	1.22%	1.25%
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.14%	1.20%	1.22%	1.25%
Ratio of net investment income (loss) to average net assets	(0.28% )	(0.22% )	0.16%	(0.06% )	0.00%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.28% )	(0.22% )	0.15%	(0.06% )	0.00%
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Portfolio turnover	31%	37%	51%	37%	58%

[1]	On October 4, 2019, Class A shares of First Investors Select Growth Fund were reorganized into Class A shares of Delaware Growth Equity Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Class A shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

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Cantor Growth Equity Fund (fka Delaware Growth Equity Fund)

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.03	$12.38	$13.89	$12.23	$11.37
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.01	0.06	0.04	0.05
Net realized and unrealized gain (loss)	5.53	3.00	(0.94)	2.71	2.40
Total from investment operations	5.52	3.01	(0.88)	2.75	2.45
Less dividends and distributions from:
Net investment income	—	(0.06)	(0.01)	(0.02)	(0.04)
Net realized gain	(1.37)	(1.30)	(0.62)	(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.36)	(0.63)	(1.09)	(1.59)
Net asset value, end of period	$18.18	$14.03	$12.38	$13.89	$12.23
Total return[3]	41.98%	25.88% [4]	(5.74%) [4]	23.74%	24.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,648	$121,478	$143,304	$194,554	$81,203
Ratio of expenses to average net assets[5]	0.84%	0.86%	0.88%	0.83%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%	0.89%	0.89%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	(0.05% )	0.06%	0.50%	0.34%	0.40%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.05% )	0.03%	0.49%	0.34%	0.40%
Portfolio turnover	31%	37%	51%	37%	58%

[1]	On October 4, 2019, Advisor Class shares of First Investors Select Growth Fund were reorganized into Institutional Class shares of Delaware Growth Equity Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Advisor Class shares.
[2]	Calculated using average shares outstanding.
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[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
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Cantor Growth Equity Fund (fka Delaware Growth Equity Fund)

	Year ended
Class R6 shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.13	$12.46	$13.97	$12.29	$11.42
Income (loss) from investment operations:
Net investment income[2]	0.01	0.02	0.07	0.05	0.05
Net realized and unrealized gain (loss)	5.57	3.02	(0.95)	2.72	2.41
Total from investment operations	5.58	3.04	(0.88)	2.77	2.46
Less dividends and distributions from:
Net investment income	—	(0.07)	(0.01)	(0.02)	(0.04)
Net realized gain	(1.37)	(1.30)	(0.62)	(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.37)	(0.63)	(1.09)	(1.59)
Net asset value, end of period	$18.34	$14.13	$12.46	$13.97	$12.29
Total return[3]	42.12%	25.97% [4]	(5.66%) [4]	23.81%	24.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,818	$3,561	$4,044	$7,836	$4,950
Ratio of expenses to average net assets[5]	0.76%	0.79%	0.79%	0.80%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	0.76%	0.83%	0.80%	0.80%	0.82%
Ratio of net investment income to average net assets	0.08%	0.12%	0.57%	0.35%	0.43%
Ratio of net investment income to average net assets prior to fees waived	0.08%	0.08%	0.56%	0.35%	0.43%
Portfolio turnover	31%	37%	51%	37%	58%

[1]	On October 4, 2019, Institutional Class shares of First Investors Select Growth Fund were reorganized into Class R6 shares of Delaware Growth Equity Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Institutional Class shares.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
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[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

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ADDITIONAL INFORMATION

-Cantor Growth Equity Fund

More information about the Fund can be found in the Statement of Additional Information, which is incorporated by reference into this prospectus. More information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. The annual reports include discussions of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s Statement of Additional Information and the annual and semi-annual reports are available, free of charge, on the website listed below, and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:	1-833-764-2266
By mail:	Cantor Growth Equity Fund c/o Ultimus Fund Solutions, LLC Via Regular Mail: P.O. Box 541150 Omaha, Nebraska 68154 Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

On the Internet:	cantorassetmanagement.com/growthequityfund

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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Investment Company Act file number 811-23774

39

STATEMENT OF ADDITIONAL INFORMATION

Cantor Growth Equity Fund

Class A FICGX

Institutional Class FICHX

Class R6 FICIX

[____], 2022

A series of the
Cantor Select Portfolios Trust
c/o Ultimus Fund Solutions, LLC

Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or

Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474
Telephone 1-833-764-2266

TABLE OF CONTENTS

Page

GENERAL INFORMATION	2
INVESTMENT LIMITATIONS	2
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	3
PORTFOLIO TRANSACTIONS	13
DESCRIPTION OF THE TRUST	14
MANAGEMENT AND OTHER SERVICE PROVIDERS	15
PURCHASING SHARES	25
REDEMPTION AND EXCHANGE	30
NET ASSET VALUE	34
ADDITIONAL TAX INFORMATION	34
DISCLOSURE OF PORTFOLIO HOLDINGS	36
FINANCIAL STATEMENTS	37
APPENDIX A – DESCRIPTION OF RATINGS	38
APPENDIX B – PROXY VOTING POLICIES	41

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Cantor Growth Equity Fund, dated [______], 2022, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Fund at the address or phone number shown above or online at cantorassetmanagement.com/growthequityfun d. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

1

GENERAL INFORMATION

Cantor Select Portfolios Trust (“Trust”) was organized on December 16, 2021, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one series. This SAI relates to the Cantor Growth Equity Fund (the “Fund”), which is a separate, diversified series of the Trust. The Fund’s investment advisor is Cantor Fitzgerald Investment Advisors, L.P. (the “Advisor”). The Fund’s investment sub-advisor is Smith Group Asset Management, LLC (the “Sub-Advisor”). References to the “Advisor” below may also include the Sub-Advisor as applicable. The Prospectus describes the Fund’s investment objectives and principal investment strategies, as well as the principal investment risks of the Fund.

The Fund acquired all of the assets and liabilities of the First Investors Select Growth Fund, a series of First Investors Equity Funds (the “Prior Fund”) in a tax-free reorganization on October 4, 2019. The Fund acquired all of the assets and liabilities of the Delaware Growth Equity Fund, a series of Delaware Group Equity Funds IV, (the “Predecessor Fund”) in a tax-free reorganization on [___], 2022. In connection with First Predecessor Fund acquisition, shares of the Prior Fund’s Class A shares, Advisor Class shares, and Institutional Class shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares, respectively, of the Predecessor Fund. In connection with Predecessor Fund acquisition, shares of the Predecessor Fund’s Class A shares, Institutional Class shares, and Class R6 shares were exchanged for Class A shares, Institutional Class shares, and Class R6 shares of the Fund. The Prior Fund and the Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. Certain financial information included on the following pages is that of the Predecessor Fund.

This SAI describes the financial history, management and operation of the Fund, as well as the Fund’s investment objective and policies. It should be read in conjunction with the Prospectus.

Investments in the Fund are not:

•	Deposits or obligations of any bank;
•	Guaranteed or endorsed by any bank; or
•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions. The following investment restrictions have been adopted by the Board with respect to the Fund. Except as otherwise stated, these investment restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund may not:

(1)	Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.
(2)	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
(3)	Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).
(4)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
2

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
(6)	Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.
(7)	With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies; and (iii) obligations of the United States Government, its agencies, or instrumentalities.

Non-Fundamental Investment Restrictions. In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restriction, which are considered nonfundamental and may be changed by the Trust’s Board of Trustees (“Board” or “Trustees”) without shareholder approval.

In applying the Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Except for the Fund’s policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

The Prospectus describes the Fund’s investment objective and principal investment strategies, as well as the principal investment risks of the Fund. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

The following descriptions and policies supplement the descriptions in the Prospectus and include descriptions of certain types of investments that may be made by the Fund but may not be part of the Fund’s principal investment strategies. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest. Appendix B contains a copy of the Sub-Advisor’s Proxy Voting Policy and Procedures.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s principal investments and their risks described in the Prospectus and this SAI.

Equity Securities. The equity portion of the Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter (“OTC”) market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

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Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Fixed-Income Securities. The Fund will invest in fixed-income securities directly, as well as indirectly through investments in shares of other investment companies, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the other investment companies in which the Fund invest may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. High yield bonds (also known as “junk” bonds) are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies. The Fund may invest indirectly in unrated securities through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets. If an investment company in which the Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the other investment companies’ expenses can be spread and possibly reducing the other investment companies’ rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the investment companies in which the Fund invests to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, an investment company in which the Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so an investment company in which the Fund invests can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. The investment companies in which the Fund invests will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by an investment company in which the Fund invests will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an

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issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see Appendix A.

Money Market Instruments. The Fund will invest in money market instruments directly, as well as indirectly through investments in shares of other investment companies, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When an investment company acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

U.S. Government Securities and U.S. Government Agency Securities. The Fund will invest in U.S. Government Securities and U.S. Government Agency Securities directly, as well as indirectly through investments in shares of other investment companies, U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Foreign Investments. The Fund will invest in foreign securities directly, as well as indirectly through investments in shares of other investment companies. Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Derivative Instruments. The Fund will invest in derivative instruments directly, as well as indirectly through investments in shares of other investment companies. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more

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than it invested. The Fund may invest in derivative instruments to the extent permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable securities laws. To the extent that the Fund invests directly in options and futures, the Fund will comply with the applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including SEC Release 10666 that require the Fund to segregate assets or otherwise “cover” its positions in a manner that limits the Fund’s risk of loss. Regulatory changes regarding the use of derivatives may increase the cost of such derivatives, which could increase the Fund’s expenses or cause the Fund to reduce or eliminate its use of derivatives.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative. Use of derivatives for purposes other than hedging could expose the Fund to greater risks.

The ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities being hedged may not move in the same amount, or even in the same direction as the hedging instrument. This risk can be minimized by investing only in those contracts whose behavior is expected to resemble the portfolio securities being hedged. However, if a prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the use of derivative instruments may result in a loss.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

If a fund incorrectly predicts securities market and interest rate trends, such fund may lose money by investing in derivatives. For example, if a fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, a fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;
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•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the derivative may not trade at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

The SEC has also issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result.

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Options. The Fund may purchase and write put and call options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an option position is closed out. Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.

To the extent that the Fund does write a call or put option, it may do so only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. A written call option creates a potential obligation to sell the underlying security. In order to make sure that this obligation can be met, the Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security. A written put option creates a potential obligation to buy the underlying security. In order to make sure that this obligation can be met, the Fund could (i) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (ii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.

Options offer large amounts of leverage, which will result in the Fund’s net asset value (“NAV”) being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Short Sales. While the Fund will not short securities as a principal investment strategy, the Fund will indirectly be subject to short sales risk to the extent an investment company held by the Fund shorts securities. A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and

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will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

Investment Companies. The Fund may invest in securities of other investment companies, including, without limitation, money market funds, closed-end funds, and exchange traded funds. The Fund expects to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund will also purchase shares of other investment companies that are not money market funds. The Fund’s investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund will be prevented from: (i) purchasing more than 3% of an investment company's outstanding shares; (ii) investing more than 5% of the Fund's assets in any single such investment company, and (iii) investing more than 10% of the Fund's assets in investment companies overall; unless: (a) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Rule 12d1-4 of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) the Fund does not control the acquired fund; (ii) the Fund uses mirror voting if it holds more than 25% of an acquired open-end fund due to a decrease in the outstanding securities of the acquired fund and if it holds more than 10% of a closed-end fund (iii) the Advisor and the investment advisor to the acquired fund make certain findings regarding the fund of funds arrangement, after considering specific factors; (iv) the Fund and acquired funds not advised by the Advisor have entered into an agreement prior to exceeding the limits of section 12(d)(1); and (v) the Fund is not part of a three tiered or more fund of funds structure. Investments by the Fund in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through the Fund, prospective investors will directly bear the fees and expenses of the Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.

Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. The Fund has no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the NAV of the Fund could be adversely impacted and an investor could incur a loss of investment in the Fund.

Illiquidity of Investments By and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, the Fund may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which the Fund is unable to redeem interests in other investment companies, the Fund may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Fund.

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Lack of Control. Although the Fund and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time. The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, the Fund’s portfolios (and by extension the value of an investment in the Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Fund.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Exchange Traded Funds. The Fund, and the other investment companies which the Fund invests, may invest in exchange traded funds (“ETFs”). An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF holds. Finally, there may be legal limitations and other conditions imposed by rules of the SEC on the amount of the ETF shares that the Fund may acquire.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Advisor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The Fund will not invest in reverse repurchase agreements.

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Mortgage-Backed and Asset-Backed Securities. The Fund, and the other investment companies which the Fund invests, may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to the Fund’s industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction. Privately-issued mortgage-backed securities are, however, subject to the Fund’s industry concentration restrictions.

Debentures. A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including corporate and government debentures.

Forward Commitment and When-Issued Securities. The Fund, and the other investment companies which the Fund invests, may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

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Liquidity Impact of Margin and Segregation Requirements. Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options, futures contracts, swaps, and short sales, the segregated assets will be available to the Fund immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s returns could be diminished due to the opportunity losses of foregoing other potential investments.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, U.S. government securities, or standby letters of credit not issued by the Fund’s bank lending agent. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Voting rights for loaned securities will typically pass to the borrower, but the Fund will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers. Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Such borrowing may make the Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Fund’s NAV and on the Fund’s investments. Although the principal of borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. The Fund does not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of the Fund’s total assets. Any leveraging will comply with the

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applicable requirements of the 1940 Act and the guidance of no-action letters issued by the SEC, including Investment Company Act Release No. 10666 (Apr. 18, 1979), intended to minimize the use of leverage and the possibility that the Fund’s liabilities will exceed the value of its assets.

The Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

PORTFOLIO TRANSACTIONS

Subject to the policies established by the Board, the Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor shall manage the Fund’s portfolios in accordance with the terms of the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Advisor and the Trust on behalf of the Fund, which is described in detail under “Management and Other Service Providers.” The Advisor serves as investment advisor for a number of client accounts, including the Fund. Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Board has adopted, and the Trustees have approved, policies and procedures relating to the direction of fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Investment Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staffs of other securities firms available to the Advisor for their analysis and consideration. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

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The Fund may invest in securities traded in the OTC market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Fund’s fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up. Where possible, the Advisor will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. Aggregated trades for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.

Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

The portfolio turnover rate for the Predecessor Fund over the last two fiscal years ended September 30 is set forth below.

2021	2020
31%	37%

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on December 16, 2021, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of one series. Additional series and/or classes may be created from time to time. The number of shares in each series of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

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Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan for the Fund that contain the general characteristics of and conditions under which such series may offer multiple classes of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Agreement and Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by William Ferri, who has served as the Chairman of the Board since April, 2022. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

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William Ferri may be deemed to be an interested person of the Trust by virtue of his senior management role at the Adviser. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Mr. Ferri. In view of the small size of the Board, the Independent Trustees have not designated any single trustee to be the lead Independent Trustee at this time.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee, Nominating and Governance Committee, and Valuation Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board of the Trust, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees.  The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate. The Valuation Committee is responsible for determining, in good faith, the fair value of securities and other assets of a Fund for which market quotations are not readily available, subject to the supervision and oversight of the Trust’s Board.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Barnard has almost a decade of experience as a Chief Financial Officer and has served as director of private funds and listed SPACs. Ms. Heine has over 20 years of experience in the fund and asset management industry. Mr. Zurita has over 30 years of experience owning, operating, acquiring, and developing commercial and residential real estate in the United States and the Caribbean. Mr. Ferri has over 25 years of experience as an executive in the asset management industry. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 110 E. 59th Street, New York, NY 10022.

Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Douglas Barnard Date of Birth: 1960	Independent Trustee	Since 4/22	Director, Prophet Asset Management (hedge fund) (2015-present); Director, CF Acquisition Corp Vl (listed SPAC) (2021-present)	2	CF Acquisition Corp VI (2021-present)
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Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ramona Heine Year of Birth: 1977	Independent Trustee	Since 4/22	Co-Founder and Chief Executive Officer, Heine & Kim Fiduciary Partners LLC (provides independent fund director and fiduciary services to funds and asset managers) (2018-present); Chief of Staff Products and Solutions and Managing Director, UBS Asset Management (2015-2018)	2	None
Louis Zurita Year of Birth: 1960	Independent Trustee	Since 4/22	Managing member, 20095th Street, LLC (multi-family real estate investments) (2018-present); 275 Associates, LLC (real estate investments) (2013-present); Co-founder and Chief Executive Officer, Viagrupo.com (e-commerce platform) (2011-2020).	2	ELX Future Holdings (2016-present); Remate Lince S.A.P.I. de C.V. (2017-present); CF Acquisition Corp IV (2020-present); CF Acquisition Corp V (2021-2022); Cantor Futures Exchange L.P. (2016- 2021).
Interested Trustees
William Ferri Year of Birth: 1966	Trustee, Chairman, President, and Principal Executive Officer	Since 4/22	Global Head of Asset Management Cantor Fitzgerald (2022- present); Group Managing Director and UBS Asset Management Executive Committee Member, UBS (2007- 2021); Head of Americas, UBS AM (2017-2021).	2	None
Other Officers
Zachary Richmond Year of Birth: 1980	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since 4/22	Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC (2019-present); Associate Vice President and Associate Director of Financial Administration, Ultimus Fund solutions, LLC (2015-2019)	n/a	n/a
John Jones Year of Birth: 1966	Secretary	Since 4/22	Managing Director and General Counsel – Financial Services, the Americas, Cantor Fitzgerald (2008-present).	n/a	n/a
James Ash Year of Birth: 1976	Chief Compliance Officer	Since 4/22	Senior Compliance Officer, Northern Lights Compliance, LLC (2019-present); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	n/a	n/a
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Name, Year of Birth and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Nils Horning Year of Birth: 1982	Assistant Secretary	4/22	Assistant General Counsel and Vice President, Cantor Fitzgerald Securities (2013-present)	n/a	n/a
Angela Simmons Year of Birth: 1975	Assistant Treasurer	4/22	Assistant Vice President - Financial Administration of Ultimus Fund Solutions, LLC (2015-present).	n/a	n/a

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

 Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the Funds’ officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; and (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

 Valuation Committee

 The Valuation Committee is responsible for determining, in good faith, the fair value of securities and other assets of a Fund for which market quotations are not readily available, subject to the supervision and oversight of the Trust’s Board.  Such determinations are reported to the Trust’s Board.  The Valuation Committee consists of the Trust’s Treasurer or Assistant Treasurer, a representative of the Administrator, and a representative of the Advisor and a member of the Board of Trustees. The

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Trust’s Chief Compliance Officer also attends the Valuation Committee meetings. The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Compensation

 Each "non-interested" receives an annual retainer of $20,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Audit Committee receives an additional $5,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities

 None of the interested trustees or executive officers receive compensation from the Trust.

 The table below details the amount of compensation the Trustees are estimated to receive from the Trust during the next fiscal year. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
Independent Trustees
Douglas Barnard	$25,000	None	None	$25,000
Ramona Heine	$20,000	None	None	$20,000
Louis Zurita	$20,000	None	None	$20,000
Interested Trustee
William Ferri	None	None	None	None

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2021, and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Douglas Barnard	A	A
Ramona Heine	A	A
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Louis Zurita	A	A
William Ferri

Ownership of Securities of Advisor, Sub-Advisor, Distributor, or Related Entities. As of December 31, 2021, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Advisor, the Sub-Advisor, the Fund’s distributor, or any person controlling, controlled by, or under common control with the Advisor, the Sub-Advisor, or the Fund’s distributor.

Principal Holders of Voting Securities. As of March 31, 2022, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of the then outstanding shares of the Predecessor Fund. As of March 31, 2022, to the Trust’s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each class of the Predecessor Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders.

Class A
Name and Address	Percentage Owned	Type of Ownership
Matrix Trust Company Cust. FBO Pen Serv Delaware/Foresters 717 17th Street Suite 1300 Denver, CO 80202	23.60%	Record

Institutional Class
Name and Address	Percentage Owned	Type of Ownership
LPL FINANCIAL 4707 Executive Dr. San Diego, CA 92121	10.42%	Record
National Financial Services LLC FBO Our Customers Attn Mutual Funds Department 4th Floor 499 Washington Blvd Jersey City, NJ 07310	11.57%	Record

Class R6
Name and Address	Percentage Owned	Type of Ownership
Macquarie Investment Management Advisors 100 Independence 610 Market Street 7th Floor Philadelphia, PA 19106-2354	5.75%	Record
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Matrix Trust Company Cust. FBO Pen Serv Penselect Smartsav 717 17th Street Suite 1300 Denver, CO 80202	72.07%	Record

Potential Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from a Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Advisor has adopted policies and procedures and has structured the portfolio manager's compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Investment Advisor. Cantor Fitzgerald Investment Advisors, L.P., located at 110 East 59th Street, NY, NY 10022, serves as the investment advisor to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and Cantor Fitzgerald Investment Advisors, L.P. The Advisor supervises the Fund’s investments pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty by the Trust by a vote of the Board of the Trust or by vote of a majority of the outstanding voting securities upon 60 calendar days’ written notice or by the Advisor upon 60 calendar days’ written notice. The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

Pursuant to the Investment Advisory Agreement with the Trust, the Advisor manages the investment portfolio and business affairs of the Fund and oversees the Sub-Advisor.

For its investment advisory services to the Fund, the Advisor is paid a management fee by the Fund, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion.

The investment advisor to the Predecessor Fund was Delaware Management Company (the “Prior Advisor”). For its investment advisory services to the Fund, the Prior Advisor is paid a management fee by the Predecessor Fund, based on a percentage of the Predecessor Fund’s daily net assets, at an annual rate of 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on next $1.5 billion, 0.50% on assets in excess of $2.5 billion.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of the Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor or the Sub-Advisor) but inclusive of organizational costs and offering costs) to not more than 1.17%, 0.86%, and 0.79% of the average daily net assets of the Class A, Institutional Class, and Class R6 shares of the Fund, respectively. This contractual arrangement is in effect through May 31, 2024, unless terminated by the Board at any time. The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this

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agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

The Predecessor Fund had the same limits on fund expenses. During the last three fiscal years, the Predecessor Fund paid the following investment management fees to the Prior Advisor:

	2021	2020	2019
Fees Paid	$ 4,083,658	$3,918,269	$5,162,745
Fees Waived	$0	$33,066	$69,729

Investment Sub-Advisor. Smith Group Asset Management, LLC, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is responsible for the day-to-day management of the Fund. Although the Sub-Advisor serves as a sub-advisor, the Advisor has ultimate responsibility for all investment advisory services. The Advisor supervises the Sub-Advisor’s performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees. The Sub-Advisor performs its services to the Fund pursuant to the Sub-Advisory Agreement between the Sub-Advisor and the Advisor. The Sub-Advisory Agreement will continue for two (2) years initially and, thereafter, shall continue from year to year so long as such renewal and continuance is specifically approved at least annually: (i) by the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Advisor or the Trust at any time on written notice to the Sub-Advisor of the Advisor's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisor may terminate the Sub-Advisory Agreement at any time on sixty (60) days' written notice to the Advisor and the Trust of its intention to do so. The Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Advisory Agreement. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Sub-Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to oversight by the Board. The Sub-Advisor is responsible for investment decisions and provides the Fund with portfolio managers who are authorized to execute purchases and sales of securities.

For its sub-advisory services to the Fund, the Sub-Advisor is paid a sub-advisory fee by the Advisor, based on a percentage of the Fund’s daily net assets, at an annual rate of 0.20%.

Since the Fund commenced operations subsequent to the Prior Fund’s reorganization on October 4, 2019, the Prior Advisor paid the following sub-advisory fees to the Sub-Advisor:

	2021	2020
Fees Paid	$ 1,227,046	$1,208,880

Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Stephen S. Smith, CFA, John D. Brim, CFA, and Eivind Olsen, CFA.

Compensation. Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. Performance is generally measured and reviewed on a pre-tax basis over a period of one to three years, relative to multiple indices and stock universes including, but not limited to the S&P 500 Index, Russell 1000 Growth Index and the Fund’s investable universe of companies. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

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Ownership of Fund Shares. The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio manager as of March 31, 2022 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Stephen S. Smith, CFA	A
John D. Brim, CFA	E
Eivind Olsen, CFA	E

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of March 31, 2022.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Stephen S. Smith, CFA	5	$150,869,675	1	$16,436,044	49	$1,617,941,932
John D. Brim, CFA	5	$150,869,675	1	$16,436,044	49	$1,617,941,932
Eivind Olsen, CFA	5	$150,869,675	1	$16,436,044	49	$1,617,941,932
Accounts with Performance-Based Advisory Fee
Stephen S. Smith, CFA	0	$0	0	$0	0	$0
John D. Brim, CFA	0	$0	0	$0	0	$0
Eivind Olsen, CFA	0	$0	0	$0	0	$0

Administrator, Fund Accountant, and Transfer Agent. Ultimus Fund Solutions, LLC provides administration, fund accounting, and transfer agency services to the Fund (“Administrator”). The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Administrator performs the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

The Predecessor Fund’s fund accounting and financial administration services provider was The Bank of New York Mellon, located at 240 Greenwich Street New York, New York 10286-0001.During the fiscal years ended September 30, 2020 and September 30, 2021, the Predecessor Fund paid $1,455,020 and $797,432 in fund accounting and financial administration fees to The Bank of New York Mellon, respectively.

The Predecessor Fund’s fund accounting and financial administration services provider was Delaware Investments Fund Services Company (“DIFSC”), located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. During the fiscal years ended September 30, 2020 and September 30, 2021, the Predecessor Fund paid $287,677 and $167,343 in fund accounting and financial administration oversight fees to DIFSC, respectively.

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Distributor. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes..

The Predecessor Fund’s distributor was Delaware Distributors, L.P. located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and served as the national distributor of the Predecessor Funds' shares under a Distribution Agreement. The Distributor was an affiliate of the Prior Advisor and bore all of the costs of promotion and distribution, except for payments by Class A shares under its Rule 12b-1 Plan.

During the fiscal years ended September 30, the Predecessor Funds' distributor received the underwriting fees and other compensation listed below.

2019
Net Underwriting Discounts and Commissions	$1,714,542
Compensation on Redemptions and Repurchases	$50,530
Brokerage Commissions	N/A
Other Compensation	N/A

The following shows the total dollar amounts the Predecessor Fund’s distributor received as net commissions from the Predecessor Fund on behalf of its Class A shares, after reallowances to dealers, as follows:

2021
Total Amount of Underwriting Commissions	$415,904
Amounts Reallowed to Dealers	$352,358
Net Commission to Distributor	$63,546

During the Predecessor Fund’s fiscal year ended September 30, 2021, the Predecessor Fund’s distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares of $284.

Rule 12b-1 Plan. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  Pursuant to the Plan, the Fund is authorized to pay the Distributor a fee relating to the distribution of shares to investors and maintenance of shareholder accounts at an annual rate of 0.25% of the average daily net assets attributable to its Class A Shares.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund’s shares during the preceding month and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the

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Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for the Predecessor Fund's Class A shares were $1,286,118. This amount was used for the following purposes:

Advertising	$61
Annual/Semiannual Reports	$0
Broker Sales Charge	$0
Broker Trails*	$526,360
Salaries & Commissions to Wholesalers	$323,622
Interest on Broker Sales Charge	$0
Promotion-Other	$0
Prospectus Printing	$0
Wholesaler Expenses	$436,075
Total Expenses	$1,286,118

Custodian.

UMB Bank, N.A., with its principal place of business located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106, serves as custodian for the Fund’s assets (the “Custodian”). The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian. For its services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Northern Lights Compliance Services. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 342 N. Water St., Suite 830, Milwaukee, WI 53202, serves as the independent registered public accounting firm for the Fund. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, and prepares the Fund’s federal, state, and excise tax returns. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.

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Legal Counsel. Greenberg Traurig LLP serves as legal counsel to the Trust and the Fund.

PURCHASING SHARES

General Information

Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of the Trust, the Advisor, or any of the Advisor's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Institutional Class and Class R6 shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

Financial intermediaries are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in the Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

The Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, the Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or limited contingent deferred sales charge (“Limited CDSC”) if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A and Institutional Class shares of the Fund. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with

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respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances.

For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling Class A shares.

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class - Class R6” in the Prospectuses for information about Class R6 share purchase eligibility.

Dividends, if any, paid on Class A shares, Class R6 shares, and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to Class A shares will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectuses, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes, we generally will process your request as an exchange of the shares you currently hold for shares in the new class. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer's Commission

For initial purchases of Class A shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

Financial intermediaries also may be eligible for a dealer's commission in connection with certain purchases made under a letter of intent or pursuant to an investor's right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

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Fund no longer offer a dealer's commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectuses.

Special Purchase Features — Class A shares

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Fund does not accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•	an individual

•	an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•	a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•	a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also request to combine any subsequent purchases of Class A shares of the Fund. If, for example, any such purchaser has previously purchased and still holds Class A shares of the Fund with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectuses to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Fund offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class

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A shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to the Fund in which the investor does not then have an account will be treated like all other initial purchases of the Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Fund before investing or sending money. The prospectus contains more complete information about the Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectuses, based on total plan assets. If a company has more than one plan investing in the Fund, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement fund investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Class A shares” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from the Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Fund' transfer agent and also hold shares of Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Fund' transfer agent and also hold shares of Fund other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must

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be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund do not charge a fee for this service; however, your bank may charge a fee.

Retirement Plans for the Retail Classes

An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Advisor, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares or Class R6 shares. For additional information, call the Fund at 1-833-764-2266.

REDEMPTION AND EXCHANGE

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund Fund will redeem the number of shares necessary to deduct the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the class in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an

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exchange by calling the Fund at 1-833-764-2266. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by them is not reasonably practical, or it is not reasonably practical for the Fund to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of the Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Except for the Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of Class A shares, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

The Fund discourage purchases by market timers and purchase orders by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern deemed market timing in the Fund to be a market timer. Your ability to use the Fund' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund's Prospectuses for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

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You can write to the Fund at c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 541150, Omaha, Nebraska 68154 or Via Overnight Mail: 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Telephonic Redemption and Exchange

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Fund and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by the Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Fund.

Telephone Redemption—Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption—Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the Fund to the shareholder's bank account. A bank wire fee may be deducted from redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call Fund at 1-833-764-2266 prior to the time the offering price and NAV are determined, as noted above.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount.

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This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Fund or is investing in Fund that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The Limited CDSC for Class A shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectuses for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares according to the following schedule: (i) for shares purchased prior to July 1, 2020, 1.00% if shares are redeemed during the first year after the purchase and 0.50% if shares are redeemed during the second year after the purchase; and (ii) for shares purchased on or after July 1, 2020, 1.00% if such shares are redeemed during the first 18 months after the purchase.

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectuses, will not be subject to the Limited CDSC. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Fund.

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In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectuses for instances in which the Limited CDSC applicable to Class A shares may be waived. The Limited CDSC applicable to Class A shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

As disclosed in the Prospectuses, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

•	The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

NET ASSET VALUE

The NAV of the Fund is determined at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time). The Fund’s NAV is not calculated on the days on which the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The days on which these holidays are observed and any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of the Fund will not be calculated.

The NAV per share of the Fund is calculated by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series of shares. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative NAVs of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Agreement and Declaration of Trust determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of each Fund are valued as follows:

•	Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.
•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•	Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they trade and are translated from the local currency into U.S. dollars
•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Instruments with maturities in excess of sixty days are valued at prices provided by a third-party pricing source.
•	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
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ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or any particular category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership. Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of September 30, 2021, the Predecessor Fund had no capital loss carryforwards.

Certain individuals, estates, and trusts may pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends, and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective

35

investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at the Fund level. In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether

36

received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

No sooner than 60 days after the end of each quarter/semi-annual period, the Fund will make available on its website, cantorassetmanagement.com/growthequityfund, a complete schedule of its Fund holdings as of the last day of the quarter/semi-annual period. The Fund does not selectively disclose its Fund holding to any person, other than rating agencies, those entities referenced below. Such disclosures are made only on the condition that the information is kept confidential.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•	The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to each Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers and independent pricing services.
•	Administrator. Personnel of the Administrator have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Custodian. Personnel of the Custodian and its agents have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.
•	Rating Agencies. Morningstar, Lipper, and other mutual fund rating agencies may also receive the Fund’s full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time. The rating agencies may receive the holdings information earlier than the 60-day lag if confidentiality agreements are in place.
•	Auditors, Tax Accountants. Personnel of the Fund’s independent registered public accounting firm have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.
•	Fund Counsel. Personnel of the Fund’s counsel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Other than as described above, the Fund does not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. Neither the Fund nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.

FINANCIAL STATEMENTS

The audited financial statements of the Predecessor Fund for the fiscal year ended September 30, 2021, including the financial highlights appearing in the Annual Report to shareholders, is incorporated by reference from the Form N-CSR of the Delaware Group Equity Funds IV filed on December 9, 2021, and made a part of this document. You may request a copy of the annual and semi-annual reports of the Fund at no charge by calling the Fund at 1-833-764-2266.

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APPENDIX A –DESCRIPTION OF RATINGS

The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P Global Ratings. The following summarizes the highest four ratings used by S&P Global Ratings, a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper rated A-1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations

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rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest short-term credit quality. The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

Smith Group Asset Management, LLC

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;

The motivation and rationale for establishing the agreements;

The quality of the company's disclosure; and

The company's historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

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Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

• Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

42

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a)(i)	Registrant's Trust Instrumentis incorporated herein by reference to Registrant’s registration statement on Form N-1A (“Registration Statement”) filed on January 11, 2022.
(a)(ii)	Certificate of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on January 11, 2022.
(b)	By-Laws. Registrant's By-Laws are incorporated herein by reference to Registrant’s Registration Statement filed on January 11, 2022.
(c)	None other than in the Declaration of Trust and By-Laws of the Registrant.
(d)(1)(i)	Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Growth Equity Fund is filed herewith.
(d)(1)(ii)	Investment Sub-Advisory Agreement between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC with respect to Cantor Growth Equity Fund is filed herewith.
(e)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC is filed herewith.
(f)	Not Applicable.
(g)	Custody Agreement between the Registrant and UMB Bank, n.a., is filed herewith.
(h)(1)	Master Services Agreement between the Registrant and Ultimus Trust Solutions, LLC is filed herewith.
(h)(2)	Expense Limitation Agreement between the Registrant and Cantor Fitzgerald Investment Advisors, L.P., with Respect to Cantor Growth Equity Fund is filed herewith.
(h)(3)	Compliance Services Consulting Agreement between the Registrant and Northern Lights Compliance Services is filed herewith.
(i)	Opinion of Counsel is filed herewith.
(j)	Consent of Independent Public Accountants is filed herewith.
(k)	None.
(l)	Initial Subscription Agreement for the Cantor Growth Equity Fund to be filed by amendment.
(m)	Distribution Plan under Rule 12b-1 is filed herewith.
(n)	Rule 18f-3 Multi-Class Plan is filed herewith.
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant is filed herewith.
(p)(2)	Code of Ethics for Cantor Fitzgerald Investment Advisors, L.P. is filed herewith.

(p)(3)	Code of Ethics for Smith Group Asset Management, LLC is filed herewith.
(p)(4)	Code of Ethics for principal underwriter is filed herewith.
(q)	Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer, is filed herewith.

Item 29. Control Persons. None.

Item 30. Indemnification. Article VII, Section 3 of the Registrant's Trust Instrument filed on January 11, 2022.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Activities of Investment Advisor.

Certain information pertaining to the business and other connections of the Advisor of each series of the Trust is incorporated herein by reference to the section of the Prospectus captioned “Investment Advisor” and to the section of the Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of the Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Cantor Fitzgerald Investment Advisors, L.P. -- File No. 801-72852.

Item 32. Principal Underwriter.

(a) The Distributor acts as the principal underwriter for the following open-end investment companies:

AlphaMark Investment Trust	Papp Investment Trust
Caldwell & Orkin Funds Inc.	Piedmont Investment Trust
Cantor Select Portfolios Trust	Peachtree Alternative Strategies Fund
Capitol Series Trust	Red Cedar Fund Trust
Centaur Mutual Funds Trust	Segall Bryant & Hamill Trust
Conestoga Funds	Oak Associates Funds
CM Advisors Family of Funds	Schwartz Investment Trust
Chesapeake Investment Trust	TFS Capital Investment Trust
Commonwealth International Series Trust	Ultimus Managers Trust
The Cutler Trust	Unified Series Trust
Eubel Brady & Suttman Mutual Fund Trust	Valued Advisers Trust
Bruce Fund, Inc.	Waycross Independent Trust
The First Western Funds Trust	Wilshire Mutual Funds, Inc.
FSI Funds	Wilshire Variable Insurance Trust

HC Capital Trust	Williamsburg Investment Trust
Hussman Investment Trust	Value Advisers Trust
Index Funds	VELA Funds
The Investment House Funds	Volumetric Fund
MSS Series Trust	Yorktown Funds

(b) Directors, officers, or partners of the Distributor:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Chief Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of UFD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 21st day of April, 2022.

Cantor Select Portfolios Trust

By:	/s/ Terrence O. Davis
Name: Terrence O. Davis
Title: Attorney-in-Fact
* Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates.

Name	Title	Date
William Ferri *	Trustee, Chairman, President, & Principal Executive Officer	April 21, 2022
Douglas Barnard *	Trustee	April 21, 2022
Ramona Heine *	Trustee	April 21, 2022
Louis Zurita *	Trustee	April 21, 2022
Zachary Richmond *	Treasurer and Principal Financial Officer	April 21, 2022

*	Affixed by Terrence O. Davis

Attorney-in-Fact - Pursuant to Powers of Attorney filed herewith.

Exhibit Index

(d)(1)(i)	Investment Advisory Agreement between Registrant and Cantor Fitzgerald Investment Advisors, L.P. with respect to Cantor Growth Equity Fund
(d)(1)(ii)	Investment Sub-Advisory Agreement between Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC with respect to Cantor Growth Equity Fund
(e)	Distribution Agreement
(g)	Custody Agreement
(h)(1)	Master Services Agreement
(h)(2)	Expense Limitation Agreement between the Registrant and Cantor Fitzgerald Investment Advisors, L.P., with Respect to Cantor Growth Equity Fund
(h)(3)	Compliance Services Consulting Agreement
(i)	Opinion of Counsel
(j)	Consent of Independent Public Accountants
(m)	Distribution Plan under Rule 12b-1
(n)	Rule 18f-3 Multi-Class Plan
(p)(1)	Code of Ethics for the Registrant
(p)(2)	Code of Ethics for Cantor Fitzgerald Investment Advisors, L.P.
(p)(3)	Code of Ethics for Smith Group Asset Management, LLC
(p)(4)	Code of Ethics for principal underwriter
(q)	Power of Attorney